Earnings Conference Call

IDACORP

2nd Quarter 2018

August 2, 2018


ZIONS BANK
HOLLAND & HART

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "could," "estimates," "expects," "guidance," "intends," "potential," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) the expense and risk of capital expenditures for utility infrastructure and ability to recover such costs; (c) changes in customer growth rates, loss of significant or new customers, and related changes in loads; (d) the impacts of changes in economic conditions, including on customer demand; (e) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena; (f) advancement of technologies that reduce customer demand; (g) changes in tax laws and the availability of tax credits; (h) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (i) variable hydrological conditions or over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (j) the ability to acquire fuel and power from suppliers on reasonable terms; (k) accidents, fires, explosions, and mechanical breakdowns, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (l) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (m) disruptions or outages of Idaho Power's generation or transmission systems or of any interconnected transmission system; (n) the ability to obtain debt and equity financing when necessary and on reasonable terms; (o) reductions in credit ratings and potential reduction in liquidity; (p) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (q) the magnitude of future benefit plan funding obligations; (r) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (s) employee workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; (t) the failure to comply with state and federal laws, regulations, and orders; (u) the inability to obtain or cost of obtaining and complying with government permits and approvals; (v) the cost and outcome of litigation, dispute resolution and regulatory proceedings; (w) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber-attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (x) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; and (y) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today



Darrel Anderson
IDACORP President
& Chief Executive Officer



Steve Keen
IDACORP Senior Vice President,
Chief Financial Officer, & Treasurer

Earnings Performance

IDACORP, Inc. Net Income and Earnings Per Diluted Share

(Thousands Except for Per Share Amounts)

	Three Months Ended June 30		Six Months Ended June 30	
	2018	2017	2018	2017
Net Income	$ 62,288	$ 49,831	$ 98,430	$ 82,933
Average shares outstanding– diluted	50,481	50,407	50,472	50,402
Earnings per diluted share	$ 1.23	$ 0.99	$ 1.95	$ 1.65

Second Quarter 2017 to 2018

IDACORP, Inc. Net Income (millions)

Net Income – For the Quarter Ended June 30, 2017		**$ 49.8**
Increase (decrease) in Idaho Power net income:		
Customer growth, net of associated power supply costs and power cost adjustment mechanisms	$ 1.8	
Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms	4.7	
Idaho fixed cost adjustment revenues	2.3	
Retail Revenues per mega-watt hour, net of associated power supply costs and power cost adjustment mechanisms	(6.8)	
Transmission services (wheeling) and other revenues	1.3	
Other operations and maintenance expense	(5.6)	
Depreciation expense	3.9	
Other changes in operating revenues and expenses, net	(0.7)	
Increase in Idaho Power operating income	0.9	
Earnings of equity-method investments	1.0	
Non-operating income and expenses	0.7	
Additional Accumulated Deferred Investment Tax Credits (ADITC) amortization	1.4	
Tax benefit from make-whole premium for early bond redemption	1.3	
Income tax expense (excluding additional ADITC amortization and tax benefit from early bond redemption)	7.0	
Total increase in Idaho Power net income		12.3
Other IDACORP changes (net of tax)		0.2
Net Income – For the Quarter Ended June 30, 2018		**$ 62.3**

Operating Cash Flows

(millions)

	Six Months Ended June 30	
IDACORP	2018	2017
Net Cash Provided by Operating Activities	$ 196.4	$ 189.0

Liquidity

(millions)

	As of June 30, 2018	
	IDACORP[1]	Idaho Power
Revolving Credit Facility – Expires November 2022	$ 100.0	$ 300.0
Commercial Paper Outstanding	–	–
Identified for Other Use[2]	–	(24.2)
Total	$ 100.0	$ 275.8

[1] Holding company only.

[2] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

2018 Earnings Per Share Guidance & Estimated Key Financial & Operating Metrics

(Millions Except for Per Share Amounts)

	2018 Estimates	
	Current[1]	Previous[2]
IDACORP Earnings Per Diluted Share Guidance	$ 4.20 – $ 4.30	$ 4.10 – $ 4.25
Idaho Power Operations & Maintenance Expense	No Change	$ 345 – $ 355
Idaho Power Additional Amortization of ADITC	None	Less Than $ 5
Idaho Power Capital Expenditures Excluding AFUDC	No Change	$ 280 – $ 290
Idaho Power Hydroelectric Generation (MWhs)	8.0 – 9.0	7.5 – 9.5

(1) As of August 2, 2018.

(2) As of May 3, 2018, the date of filing IDACORP's and Idaho Power's Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.

Strong Economic Growth

13 U.S. Cities Where Anyone Would Be Lucky to Live (Boise)

— Business Insider, published April 2018

Top Cities Ranked by Quality of Life and Average Salary (Boise)

— Newsweek, published June 2018

No. 1 Highest Percentage of Inbound Moves (Idaho)

— Atlas Van Lines, published January 2018

No. 1 Fastest Growing State (Idaho)

— U.S. Census Bureau, published December 2017



Idaho Power Customer Growth
2.2%
550,000
540,000
530,000
520,000
510,000
2014
2015
2016
2017
Twelve Months Ended 6/30/2018



Idaho Power's Service Area

Western Energy Imbalance Market


Seattle City Light
Powerex
Puget Sound Energy
Portland General Electric
PacifiCorp
Idaho Power
BANC/ SMUD
PacifiCorp
NV Energy
Arizona Public Service
Los Angeles Dept. of Water & Power
Salt River Project
Market Operator
California ISO
EIM Entity
Active Participant
Planned EIM Entry 2019
Planned EIM Entry 2020

As of July 2018

- Idaho Power began participating in April 2018
- Order from Idaho Public Utilities Commission provides Idaho Power opportunity to recover actual costs of its participation in EIM through power cost adjustment (PCA) mechanism
- EIM automatically balances supply and demand of electricity
- Results in economic savings using most competitive energy resource – benefits will be shared with customers through PCA

Weather Outlook

August Through October 2018

Precipitation



B
EC

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation
- 60% Chance of Above Normal Precipitation

Temperature



A

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature
- 50% Chance of Below Normal Temperature
- 60% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, July 19, 2018

Contact Information

Investors & Analysts

Justin S. Forsberg
Director of Investor Relations
(208) 388-2728
JForsberg@idacorpinc.com

Media

Jordan Rodriguez
Corporate Communications
(208) 388-2460
JRodriguez@idahopower.com